FIRST AMENDMENT TO FINANCING AGREEMENT

     THIS FIRST AMENDMENT TO FINANCING AGREEMENT (this "Amendment"), dated as of November 30, 2001, among HydroChem Industrial Services, Inc. ("Borrower"), HydroChem Holding, Inc. ("Holding"), HydroChem International, Inc. ("International"), HydroChem Industrial Cleaning, Inc. ("Cleaning"; Holding, International, and Cleaning are collectively referred to herein as "Guarantors" and each individually as a "Guarantor"), the several Lenders (as such term is defined in the hereinafter described Financing Agreement) parties to this Amendment, and The CIT Group/Business Credit, Inc. as Agent for the Lenders (in such capacity, the "Agent").

                                R E C I T A L S:

A. Borrower, Guarantors, the Agent, and the several Lenders parties thereto entered into that certain Financing Agreement dated as of October 25, 2001 (as the same may be amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time, the "Financing Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement.

B. Borrower and Guarantors have requested that the Lenders agree to amend the Financing Agreement as more fully described hereinbelow.

C. The several Lenders parties to this Amendment (which Lenders constitute the Required Lenders required under the Financing Agreement to effect the amendment intended hereby) are willing to agree to such amendment, subject to the performance and observance in full of each of the covenants, terms and conditions, and in reliance upon all of the representations and warranties of the Borrower and the Guarantors, set forth herein.

     NOW, THEREFORE, in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto agree hereby as follows:

     Section 1. AMENDMENT TO FINANCING AGREEMENT. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties of the Borrower and the Guarantors herein contained, the Borrower, the Guarantors, and the several Lenders parties to this Amendment (which Lenders constitute the Required Lenders required under the Financing Agreement to effect the following amendment) hereby agree to amend the Financing Agreement, effective as of the Amendment Effective Date (as hereinafter defined), (a) by deleting the words "ninety (90) days" set forth in clause (c) of Section 14.10 of the Financing Agreement and replacing them with the words "forty-five (45) days", and (b) by deleting the words "November 30, 2001," set forth in clause (n) of Section 10.1 of the Financing Agreement and replacing them with the words "December 7, 2001,".

     Section 2. CONDITIONS PRECEDENT. The parties hereto agree that this Amendment and the amendment to the Financing Agreement contained herein shall not be effective until the satisfaction of each of the following conditions precedent:

     (a) Execution and Delivery of this Amendment. The Agent shall have received a copy of this Amendment executed and delivered by each of the Restricted Persons and by Lenders constituting Required Lenders.

     (b) Representations and Warranties. Each of the representations and warranties made in this Amendment shall be true and correct on and as of the Amendment Effective Date as if made on and as of such date, both before and after giving effect to this Amendment.

     Section 3. REPRESENTATIONS AND WARRANTIES. To induce the Agent and the several Lenders parties hereto to enter into this Amendment and to agree to the amendment contained herein, each of the Borrower and each Guarantor represents and warrants to the Agent and the Lenders as follows:

     (a) Authorization; No Contravention. The execution, delivery and performance by the Restricted Persons of this Amendment have been duly authorized by all necessary corporate action and do not and will not (i) contravene the terms of any charter document of any Restricted Person, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which any Restricted Person is a party or any order, injunction, writ or decree of any governmental authority to which any Restricted Person is a party or its property is subject, or (iii) violate any requirement of law.

     (b) Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any governmental authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Amendment.

     (c) No Default. No Default or Event of Default exists under any of the Loan Documents. No Restricted Person is in default under or with respect to (i) its charter documents or (ii) any material contractual obligation of such Restricted Person. The execution, delivery and performance of this Amendment shall not result in any default under any contractual obligation of any Restricted Person in any respect.

     (d) Binding Effect. This Amendment and the Financing Agreement as amended hereby constitute the legal, valid and binding obligations of the Restricted Persons that are parties thereto, enforceable against such Restricted Persons in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

     (e) Representations and Warranties. The representations and warranties set forth in the Financing Agreement and the other Loan Documents are true and correct on and as of the Amendment Effective Date, except to the extent that any such representation or warranty relates to a specific date, both before and after giving effect to the amendments contemplated in this Amendment, as if such representations and warranties were being made on and as of the Amendment Effective Date.

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

     Section 4. MISCELLANEOUS

     (a) Ratification and Confirmation of Loan Documents. Except for the specific amendment expressly set forth in this Amendment, the terms, provisions, conditions and covenants of the Financing Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Financing Agreement or any other Loan Document.

     (b) Fees and Expenses. The Borrower and the Guarantors jointly and severally agree to pay on demand all costs and expenses of the Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent.

     (c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     (d) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

     (e) Counterparts and Amendment Effective Date. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective when (i) each of the conditions precedent set forth in Section 2 of this Amendment have been satisfied and (ii) the Agent has received counterparts of this Amendment executed by the Borrower, each of the Guarantors and the Lenders constituting Required Lenders (the "Amendment Effective Date").

     (f) Affirmation of Guarantees. Notwithstanding that such consent is not required thereunder, the undersigned Guarantors hereby consent to the execution and delivery of this Amendment and reaffirm their respective obligations under each of their respective Guaranties.

     (g) FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE FINANCING AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT

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

ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Amendment Effective Date.

                                         HYDROCHEM INDUSTRIAL SERVICES, INC.,
                                         as Borrower


                                         By:  /s/ Pelham H. A. Smith
                                              ----------------------
                                         Name:    Pelham H. A. Smith
                                         Title:


                                         HYDROCHEM HOLDING, INC., as a Guarantor


                                         By:  /s/ Pelham H. A. Smith
                                              ----------------------
                                         Name:    Pelham H. A. Smith
                                         Title:


                                         HYDROCHEM INTERNATIONAL, INC., as a
                                         Guarantor


                                         By:  /s/ Pelham H. A. Smith
                                              ----------------------
                                         Name:    Pelham H. A. Smith
                                         Title:


                                         HYDROCHEM INDUSTRIAL CLEANING, INC.,
                                         as a Guarantor


                                         By:  /s/ Pelham H. A. Smith
                                              ----------------------
                                         Name:    Pelham H. A. Smith
                                         Title:

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

                                         THE CIT GROUP/BUSINESS CREDIT, INC., as
                                         Agent and a Lender


                                         By:  /s/ Mark Porter
                                              ---------------
                                         Name:    Mark Porter
                                         Title:   Vice President
















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